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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)      November 13, 2000
                                                      -----------------------

                     LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.
                     --------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)

                             The Kingdom of Belgium
                             ----------------------
                 (State or Other Jurisdiction of Incorporation)

              0-27296                                     N/A
              -------                                     ---
       (Commission File Number)            (I.R.S. Employer Identification No.)

     52 Third Avenue, Burlington, Massachusetts               01803
     ------------------------------------------               -----
 (Address of Principal Executive Offices in the U.S.)       (Zip Code)

                                 (781) 203-5000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.    Other Events.
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     Previously, the Registrant announced that in connection with its ongoing audit committee inquiry, it expects to restate its financial statements for the periods 1998, 1999 and for the first half of 2000 (see the Registrant's Current Report on Form 8-K, dated November 9, 2000). Following this announcement, the Registrant's independent auditor, KPMG Bedrijfsrevisoren, has notified the Registrant that it has determined that its auditor's report relating to each of the Registrant's financial statements for 1998 and 1999 should no longer be relied upon.

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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              LERNOUT & HAUSPIE SPEECH
                              PRODUCTS N.V.
Dated:  November 15, 2000


                              By:  /s/ Daniel P. Hart
                                 ----------------------------------------
                                 Daniel P. Hart
                                 General Counsel and Senior Vice President

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